STEWARD FUNDS, INC.

on behalf of its series

Steward Covered Call Income Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Large Cap Enhanced Index Fund

Steward Select Bond Fund

Steward Small-Mid Cap Enhanced Index Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated August 28, 2021 to the Currently Effective Prospectus and Statement of Additional Information dated August 28, 2021

For Steward International Enhanced Index Fund, Steward Large Cap Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund

The Funds’ Board of Directors (the “Board”) has approved changes to each Fund’s income dividend policy. Previously, each Fund declared and paid any income dividends quarterly. Effective with the Funds’ most recent annual update to its registration statement on August 28, 2021, each Fund intends to declare and pay any income dividends at least annually, generally in December. Therefore, no quarterly dividend will be paid by the Funds in September.

This Supplement also reports the following changes to information in the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2021.

1. Steward Large Cap Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund

The changes to each Fund described further below will be implemented upon the effectiveness of a post-effective amendment to the Funds’ registration statement on or about October 29, 2021.

A.

The Funds’ Board has approved changes to each Fund proposed by Crossmark Global Investments, Inc. (“Crossmark”), the Funds’ investment adviser, in order to implement a new investment strategy for each Fund, including: (i) a new Fund name; and (ii) changes to the Fund’s portfolio management team. The rebalancing of each Fund’s portfolio in connection with the implementation of its new investment strategy is expected to result in the Fund’s recognition of taxable capital gains, which will be passed through to shareholders.

B.

Steward Large Cap Enhanced Index Fund will be renamed Steward Values-Focused Large Cap Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund will be renamed Steward Values-Focused Small-Mid Cap Enhanced Index Fund.

C.	The following disclosure will replace the existing similar disclosure in the “Principal Investment Strategies” section of the applicable Fund’s summary section of the Prospectus:

Steward Values-Focused Large Cap Enhanced Index Fund

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of large-cap companies included in the Fund’s benchmark index.1 Large-cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. This market capitalization range, as of June 30, 2021, is $3.9 billion to $2.3 trillion. The Fund’s benchmark index is a widely recognized broad-based large-cap index and is the same index identified in the Average Annual Total Returns table below. The companies included in the benchmark index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. Fund investments may also include other investment companies and real estate investment trusts.

The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below) and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics, e.g., companies that through their activities, both externally and internally, support widely-held traditional values consistent with the values expressed in the values-based screens described below. Such values-based characteristics include, but are not limited to, companies that support respect for life, traditional family values, fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and the promotion of justice. Portfolio management starts with a portfolio of securities that matches the weightings of the benchmark index and then applies the values-based screens described below to avoid investments in a list of prohibited companies. Portfolio management then takes the aggregate weighting of the screened securities and adds an extra 0.10% to the weightings of the securities of the remaining portfolio companies that have the highest values-based scores as determined by portfolio management until the entire weighting of the screened securities has been reallocated. For example, if the aggregate weighting of the screened securities is 8% of the portfolio, then the 80 remaining portfolio companies with the highest values-based scores would each have their weighting in the portfolio increased by 0.10%. Portfolio management develops its values-based scores primarily based on data and rankings generated by third-party providers and supplemented with Crossmark’s own internal research on the values-based characteristics of certain companies. In the event of changes to the companies included in the benchmark index, changes in

1 The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

the weightings of the companies included in the benchmark index, changes to the list of prohibited companies pursuant to the values-based screens or changes in the values-based scores of the portfolio companies, portfolio management will rebalance the portfolio in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting as described above.

Steward Values-Focused Small-Mid Cap Enhanced Index Fund

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of small- to mid-cap companies included in the Fund’s benchmark index.2 Small- to mid-cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. This market capitalization range, as of June 30, 2021, is $63 million to $16.8 billion. The Fund’s benchmark index is a widely recognized broad-based small-mid cap index and is the same index identified in the Average Annual Total Returns table below. The companies included in the benchmark index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. Fund investments may also include other investment companies and real estate investment trusts.

The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below) and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics, e.g., companies that through their activities, both externally and internally, support widely-held traditional values consistent with the values expressed in the values-based screens described below. Such values-based characteristics include, but are not limited to, companies that support respect for life, traditional family values, fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and the promotion of justice. Portfolio management starts with a portfolio of securities that matches the weightings of the benchmark index and then applies the values-based screens described below to avoid investments in a list of prohibited companies. Portfolio management then takes the aggregate weighting of the screened securities and adds an extra 0.10% to the weightings of the securities of the remaining portfolio companies that have the highest values-based scores as determined by portfolio management until the entire weighting of the screened securities has been reallocated. For example, if the aggregate weighting of the screened securities is 8% of the portfolio, then the 80 remaining portfolio companies with the highest values-based scores would each have their weighting in the portfolio increased by 0.10%. Portfolio management develops its values-based scores primarily based on data and

2 The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

rankings generated by third-party providers and supplemented with Crossmark’s own internal research on the values-based characteristics of certain companies. In the event of changes to the companies included in the benchmark index, changes in the weightings of the companies included in the benchmark index, changes to the list of prohibited companies pursuant to the values-based screens or changes in the values-based scores of the portfolio companies, portfolio management will rebalance the portfolio in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting as described above.

D.

The following disclosures will be added in the “Principal Risks of Investing in the Fund” section in the each Fund’s summary section of the Prospectus and in the “Principal Risks” section of the Prospectus relating to each Fund:

•

Values-based Investing Risk – Increasing exposure to investments that exhibit positive values-based characteristics, as determined by portfolio management, carries the risk that the Fund may increase its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any values-based characteristics. The values-based research, data and ratings used by portfolio management are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors can differ in their views of what constitutes positive values-based characteristics. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor.

E.

For each Fund, the existing disclosure under the “Growth Stocks Risk” and “Value Stocks Risk” headings will be deleted from the “Principal Risks of Investing in the Fund” section of each Fund’s summary section of the Prospectus and the “Principal Risks” section of the Prospectus relating to each Fund.

F.	The following disclosure will replace the existing disclosure in the “Management” section in each Fund’s summary section of the Prospectus:

Crossmark is the Fund’s investment adviser. The Fund’s co-portfolio managers are Brent Lium and Ryan Caylor. Mr. Lium is Managing Director – Head of Equity Investments of Crossmark and has served as a portfolio manager of the Fund since 2019. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since 2020.

G.	The following disclosure will replace the existing disclosure in the sixth paragraph of the “Portfolio Managers” section of each Fund’s Prospectus:

For each Fund, day-to-day management of the Fund is carried out by the co-portfolio managers listed under the “Management” section in the applicable Fund’s summary section above.

2. All Funds

The changes to each Fund described further below will be implemented upon the effectiveness of a post-effective amendment to the Funds’ registration statement on or about October 29, 2021.

A.

The Funds’ Board has approved changes to each Fund proposed by Crossmark in order to implement: (i) the addition of a front-end sales charge to the Fund’s Class A shares and (ii) changes to the Fund’s values-based screening policies. In connection with the addition of a front-end sales charge to the Fund’s Class A shares, Crossmark will also implement changes to the Funds’ exchange privileges.

B.

Class A shares of all Funds other than Steward Select Bond Fund will be subject to a maximum front-end sales charge of 5.75% of the purchase amount and Class A shares of Steward Select Bond Fund will be subject to a maximum front-end sales charge of 3.75% of the purchase amount, in each case subject to applicable waivers and discounts to be described in detail in a post-effective amendment to each Fund’s registration statement to take effect on or about October 29, 2021. Current Class A shareholders of a Fund, as of the date of the effectiveness of such post-effective amendment, will not be subject to the front-end sales charge on any additional investments in Class A shares of that Fund. However, current Class A shareholders of a Fund will be subject to the front-end sales charge on new investments in Class A shares of a different Fund that they are not invested in as of the date of the effectiveness of such post-effective amendment.

C.

The following will replace all existing similar disclosure relating the Funds’ values-based screening policies in the “Principal Investment Strategies” section of each Fund’s summary section of the Prospectus:

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production, distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products. Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of securities of companies that are subsequently added to the list of prohibited companies, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means that a company derives 10% or more of its revenues from the screened activities. For purposes of the adult entertainment screen, companies directly involved in the production, distribution or retail of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the screened activities are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

D.	The following will replace existing similar disclosure in the “Values-Based Screening Policies” section of each Fund’s Prospectus:

The Funds offer investors the opportunity to pursue investment goals while being consistent with widely held traditional values. In implementing its investment strategies, each Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production, distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products. Because each Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of securities of companies that are subsequently added to the list of prohibited companies, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, each Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means that a company derives 10% or more of its revenues from the screened activities. For purposes of the adult entertainment screen, companies directly involved in the production, distribution or retail of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the screened activities are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

The Funds may apply additional values-based screening criteria that are deemed by the Funds’ Board, in consultation with Crossmark, to be consistent with widely held traditional values.

E.	The following will replace existing similar disclosure in the “Exchanging Fund Shares” section of each Fund’s Prospectus:

Exchanges between the same share classes of different Funds are permitted. Certain exchanges between different share classes of the same Fund are also permitted, as described below and in each case subject to Crossmark’s discretion:

•	Class A to Institutional Class or Class R6. Subject to eligibility requirements.

•	Class C to Class A or Institutional Class. Subject to eligibility requirements and only in instances where the Class C shares are not currently subject to a CDSC.

•	Institutional Class to Class R6. Subject to eligibility requirements.

•

Institutional Class to Class A. Subject to eligibility requirements and only in connection with a change in a financial intermediary’s account type or otherwise in accordance with the intermediary’s policies and procedures that renders a shareholder ineligible for Institutional Class shares. The availability of this exchange privilege depends on the policies, procedures and trading platforms of the intermediary. Investors should contact their financial intermediary to learn more about the details of this exchange feature.

An exchange must satisfy the applicable minimum investment and other eligibility requirements for the share class and the Fund into which you wish to exchange and such Fund must be available for sale in your state. Shares are exchanged at equal aggregate value based on the respective NAVs of the applicable share classes.

There is no sales charge or other fee charged on exchanges, except:

•

if you exchange Class A shares of Steward Select Bond Fund for Class A shares of a different Fund, you may be subject to a front-end sales charge based on the difference in the front-end sales charge applied to your original purchase of Class A shares of Steward Select Bond Fund and the front-end sales charge that would have applied if your original purchase was of Class A shares of the different Fund (if higher); and

•

if you exchange Class C shares of a Fund for Class C shares of a different Fund you may be subject to the CDSC if you redeem your exchanged shares prior to twelve months from the date you originally purchased shares.

These exchange privileges may be amended or terminated upon 60 days’ notice to shareholders.

You may place an exchange order by:

•	Mailing your exchange order to the Transfer Agent’s address.

•	Telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

Remember that exchanges between different Funds involve a sale of shares, with possible tax consequences. However, exchanges between different share classes of the same Fund generally are not taxable for federal income tax purposes and no gain or loss will generally be reported on such exchanges. See “Dividends, Distributions, and Tax Matters” below.

Please retain this Supplement for future reference.